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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 26, 2000
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                                M&F BANCORP, INC.
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             (Exact name of registrant as specified in its charter)

         North Carolina                  0-27307               56-1980549
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(State or other jurisdiction of       (Commission           (I.R.S. Employer
 incorporation or organization)       File Number)       Identification number)

2634 Chapel Hill Blvd., P.O. Box 1932, Durham, North Carolina          27702
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      (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code  919/683-1521
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ITEM 5.  OTHER EVENTS.

On September 26, 2000, the Board of Directors of M&F Bancorp, Inc., the one-bank holding company for Mechanics and Farmers Bank of Durham, Durham, North Carolina, appointed Lee Johnson, Jr. to serve as President, effective October 1, 2000, upon the retirement of Julia W. Taylor as President and CEO on September 30, 2000. In addition, Elaine Small was appointed Vice President of the M&F Bancorp, Inc. effective October 1, 2000.

Fohliette W. Becote will continue to serve as Secretary/Treasurer.


ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial statements - not applicable

      (b)   Pro forma financial information - not applicable

      (c)   Exhibit - not applicable


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:   October 2, 2000

                                          M&F BANCORP, INC.

                                          By:   /s/ Lee Johnson, Jr.
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                                                Lee Johnson, Jr.
                                                President